UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 1, 2012

SXC HEALTH SOLUTIONS CORP.
(Exact name of registrant as specified in charter)

000-52073
(Commission File Number)

Yukon Territory, Canada	75-2578509
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

2441 Warrenville Road, Suite 610
Lisle, Illinois 60532-3246
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code: (800) 282-3232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 5, 2012, SXC Health Solutions Corp. (“SXC”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “January 5 Form 8-K”) in connection with the completion of SXC's acquisition (the “Acquisition”), through a wholly-owned subsidiary, of all of the outstanding equity interests of HealthTran LLC (“HealthTran”), effective as of 12:01 a.m. Central Standard Time on January 1, 2012, in exchange for $250.0 million in cash, subject to certain customary post-closing adjustments. Effective immediately prior to the completion of the Acquisition, HealthTran sold, assigned, transferred, conveyed and delivered to Innovante Benefit Administrators, LLC (“Innovante”), a wholly-owned subsidiary of HealthTrans Data Services, LLC, a former significant equity interest holder of HealthTran, all of HealthTran's right, title and interest in and to all assets exclusively used in the operation of its business of providing third party administration (TPA) services (the “TPA Business”) for both medical and prescription drug claim processing and adjudication and general benefit plan administration, in consideration for the payment of $1 and the assumption by Innovante of all of the liabilities of the TPA Business.

In accordance with the Instruction to Item 9.01 of Form 8-K, this Current Report on Form 8-K/A amends Item 9.01 of the January 5 Form 8-K to present certain historical financial statements of HealthTran and certain unaudited pro forma financial information in connection with the Acquisition required under Item 9.01(a) and (b) of Form 8-K, which historical financial statements and unaudited pro forma information are filed as exhibits hereto. Except as set forth herein, the January 5 Form 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

1.  The audited consolidated balance sheets of HealthTran as of May 31, 2011 and May 31, 2010 and related audited consolidated statements of earnings, changes in members' deficit and cash flows for the fiscal years ended May 31, 2011 and May 31, 2010, including the notes thereto, are attached hereto as Exhibit 99.2 and incorporated by reference herein.

2.  The unaudited consolidated balance sheet of HealthTran as of November 30, 2011 and related unaudited consolidated statements of earnings, changes in members' deficit and cash flows for the six months ended November 30, 2011 and 2010, including the notes thereto, are attached hereto as Exhibit 99.3 and incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma combined balance sheet of SXC and HealthTran (excluding the TPA Business) as of December 31, 2011 and the unaudited pro forma combined statement of operations of SXC and HealthTran (excluding the TPA Business) for the year ended December 31, 2011, including the notes thereto, are attached hereto as Exhibit 99.4 and incorporated by reference herein.

(d)	Exhibits

Exhibit No.	Description
2.1
Unit Purchase Agreement, dated November 16, 2011, by and among SXC Health Solutions, Inc., HealthTran LLC, HealthTrans Data Services, LLC, ABRY Senior Equity II, L.P., ASE II-A HealthTran, L.P., ABRY Senior Equity Co-Investment, L.P., The Jack and Mary McClurg Exempt Trust, The Hutchison Family Exempt Trust, Jack W. McClurg, both in his individual capacity and in his capacity as the trustee of The Jack and Mary McClurg Exempt Trust, Louis W. Hutchison, Jr., both in his individual capacity and in his capacity as the trustee of The Hutchison Family Exempt Trust, and HealthTrans Data Services, LLC, in its capacity as the Sellers' Agent thereunder* (incorporated by reference to Exhibit 2.1 to the January 5 Form 8-K)

23.1	Consent of Grant Thornton LLP
99.1	Press release of SXC Health Solutions Corp. issued January 4, 2012 (incorporated by reference to Exhibit 99.1 to the January 5 Form 8-K)
99.2
Audited consolidated balance sheets of HealthTran as of May 31, 2011 and May 31, 2010 and related audited consolidated statements of earnings, changes in members' deficit and cash flows for the fiscal years ended May 31, 2011 and May 31, 2010, including the notes thereto

99.3
Unaudited consolidated balance sheet of HealthTran as of November 30, 2011, and related unaudited consolidated statements of earnings, changes in members' deficit and cash flows for the six months ended November 30, 2011 and 2010, including the notes thereto

99.4
Unaudited pro forma combined balance sheet of SXC and HealthTran (excluding the TPA Business) as of December 31, 2011 and the unaudited pro forma combined statement of operations of SXC and HealthTran (excluding the TPA Business) for the year ended December 31, 2011, including the notes thereto

__________________

*
The registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon the request of the Securities and Exchange Commission in accordance with Item 601(b)(2) of Regulation S-K.

SIGNATURE
Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 14, 2012

SXC HEALTH SOLUTIONS CORP.

By:	/s/ Jeffrey Park
Name: Jeffrey Park Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Unit Purchase Agreement, dated November 16, 2011, by and among SXC Health Solutions, Inc., HealthTran LLC, HealthTrans Data Services, LLC, ABRY Senior Equity II, L.P., ASE II-A HealthTran, L.P., ABRY Senior Equity Co-Investment, L.P., The Jack and Mary McClurg Exempt Trust, The Hutchison Family Exempt Trust, Jack W. McClurg, both in his individual capacity and in his capacity as the trustee of The Jack and Mary McClurg Exempt Trust, Louis W. Hutchison, Jr., both in his individual capacity and in his capacity as the trustee of The Hutchison Family Exempt Trust, and HealthTrans Data Services, LLC, in its capacity as the Sellers' Agent thereunder* (incorporated by reference to Exhibit 2.1 to the January 5 Form 8-K)

23.1	Consent of Grant Thornton LLP
99.1	Press release of SXC Health Solutions Corp. issued January 4, 2012 (incorporated by reference to Exhibit 99.1 to the January 5 Form 8-K)
99.2
Audited consolidated balance sheets of HealthTran as of May 31, 2011 and May 31, 2010 and related audited consolidated statements of earnings, changes in members' deficit and cash flows for the fiscal years ended May 31, 2011 and May 31, 2010, including the notes thereto

99.3
Unaudited consolidated balance sheet of HealthTran as of November 30, 201, and related unaudited consolidated statements of earnings, changes in members' deficit and cash flows for the six months ended November 30, 2011 and 2010, including the notes thereto

99.4
Unaudited pro forma combined balance sheet of SXC and HealthTran (excluding the TPA Business) as of December 31, 2011 and the unaudited pro forma combined statement of operations of SXC and HealthTran (excluding the TPA Business) for the year ended December 31, 2011, including the notes thereto

__________________

*
The registrant agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon the request of the Securities and Exchange Commission in accordance with Item 601(b)(2) of Regulation S-K.